EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

     CERTIFICATION PURSUANT TO 13 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Dolphin Digital Media, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William O'Dowd IV as Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 13 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2009


/s/ William O'Dowd IV
--------------------------------
William O'Dowd IV
Principal Executive Officer and
Principal Financial Officer







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